SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2003

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

     On August 7, 2003, Phoenix Footwear Group, Inc. (the “Company”) completed its acquisition of H.S. Trask & Co. (“H.S. Trask”), a Montana-based designer of men’s casual boots and shoes. Pursuant to an Agreement and Plan of Merger dated June 16, 2003, as amended, the Company’s wholly-owned subsidiary, PFG Acquisition, Inc., purchased approximately 94% of the outstanding preferred stock of H.S. Trask in a cash tender offer for a price of $2,569,074, on August 6, 2003. The Company then purchased the remaining preferred stock, and all the common stock of H.S. Trask through a merger effected on August 7, 2003 between H.S. Trask and PFG Acquisition, Inc., in exchange for 700,000 shares of the Company’s common stock, and additional cash consideration of $295,817.

     Based on the closing price of the Company’s common stock on or about June 16, 2003, the date the Agreement and Plan of Merger, as amended, was executed, the aggregate value of the consideration given was $6,063,800. The purchase price was determined through arm’s length negotiations between the parties. The cash portion of the purchase price was funded through an approximately $3.0 million term loan from Manufacturers and Traders Trust Company.

     On August 8, 2003, the Company issued a press release announcing the completion of the acquisition of H.S. Trask & Co.

Item 7. Financial Statements and Exhibits.

(a)-(b) The financial statements of H.S. Trask and the pro forma financial statements required to be filed with this Report are not available. The Registrant will file the required financial statements as an amendment to this Form 8-K as soon as practical but not later than 60 days after the date of the filing of this Report.

(c) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of June 16, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No. 001-31309)).

10.2	Letter Amendment to Agreement and Plan of Merger dated August 6, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

99.1	Press Release issued by Phoenix Footwear Group, Inc., dated August 8, 2003 (incorporated by reference to the Periodic Report on Form 8-K filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: August 22, 2003	By:	/s/ James R. Riedman
James R. Riedman Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of June 16, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

10.2	Letter Amendment to Agreement and Plan of Merger dated August 6, 2003, by and among the Company, H.S. Trask & Co., and PFG Acquisition, Inc., and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

99.1	Press Release issued by Phoenix Footwear Group, Inc., dated August 8, 2003 (incorporated by reference to the Periodic Report on Form 8-K filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).